Capital leases:	12 Months Ended
Dec. 31, 2018
Capital leases:
Capital leases:

6. Capital leases:

In 1985, we sold and subsequently leased back from four purchasers their 60% undivided ownership interest in Scherer Unit No. 2. The gain from the sale is being amortized over the terms of the leases. The assumed interest rate at inception of the lease in 1985 was 11.05%.  Three of the leases have lease terms through December 31, 2027, and one lease extends through June 30, 2031. At the end of the lease, we can elect to:

•	Renew the leases for a period of not less than one year and not more than five years at fair market value,
•	Purchase the undivided interest at fair market value, or
•	Redeliver the undivided interest to the lessors

The minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of December 31, 2018 are as follows:

(dollars in
Year Ending December 31,	thousands)
2019	$14,949
2020	14,949
2021	14,949
2022	7,474
2023	22,424
2024-2031	70,483

Total minimum lease payments	$145,228

Less: Amount representing interest	(58,036)

Present value of net minimum lease payments	$87,192

Less: Current portion	(5,462)

Long-term balance	$81,730

The Scherer No. 2 lease is reported as a capital lease. For rate-making purposes, however, we include the actual lease payments in our cost of service. The difference between lease payments and the aggregate of the amortization on the capital lease asset and the interest on the capital lease obligation is recognized as a regulatory asset. Capital lease amortization is recorded in depreciation and amortization expense.